Exhibit 10.2

EXECUTION VERSION

February 26, 2018

M SPAC LLC
M SPAC Holdings I LLC
M SPAC Holdings II LLC
c/o Magna Management, LLC
40 Wall Street, 58th Floor
New York, New York 10005

Re:	Call Right and ROFR

Gentlemen:

Reference is hereby made to that Contribution Agreement (the “Contribution Agreement”), dated as of the date hereof, by and among Priority Investment Holdings, LLC (“PIH”), Priority Incentive Equity Holdings, LLC (“PIEH”) and M I Acquisitions, Inc. (the “Company”), pursuant to which, PIH and PIEH agreed to contribute to the Company, and the Company agreed to acquire from PIH and PIEH, 100% of the issued and outstanding equity interests of Priority Holdings, LLC. In connection with the transactions contemplated by the Contribution Agreement, and in consideration of the respective representations, warranties, covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1.	Definitions. The following terms shall have the following meanings:

“Affiliate” of any Person means any other Person controlling, controlled by or under common control with such first Person, and “controlling”, “controlled by” or “under common control with” means the possession, directly or indirectly, of the power to direct the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Business Day” has the meaning set forth in the Contribution Agreement.

“Closing” has the meaning set forth in the Contribution Agreement.

“Company Common Stock” means the common stock, $0.001 par value per share, of the Company.

“Company Unit” means the units issued by the Company, consisting of one share of Company Common Stock and one Company Warrant.

“Company Securities” means (a) shares of Company Common Stock, (b) the Company Units and (c) the Company Warrants.

“Company Warrant” means a warrant issued by the Company entitling the holder thereof to purchase one share of Company Common Stock in accordance with the terms and conditions of the Warrant Agreement.

“Preceding VWAP” means, with respect to any Called Securities, the VWAP of such Called Securities on NASDAQ for the 20 consecutive trading days immediately prior to the date of delivery of the Call Right Notice.

“Third Party” means any Person other than the Company, the Founders, TCP or any Affiliate of any of the foregoing.

“VWAP” means the volume weighted average closing price.

“Subsequent VWAP” means, with respect to any Called Securities, the VWAP of such Called Securities on NASDAQ for the 20 consecutive trading days immediately after the date of delivery of the Call Right Notice.

“Warrant Agreement” means that warrant agreement, dated as of September 13, 2016, by and between the Company and American Stock Transfer & Trust Company, as warrant agent thereunder.

2.	Call Right.

(a)       After the Closing, Thomas C. Priore (“TCP”) shall have the right (the “Call Right”), at any time and from time to time, to require each of M SPAC LLC (“MS”), M SPAC Holdings I LLC (“MS I”) and M SPAC Holdings II LLC (“MS II” and collectively with MS I and MS, the “Founders”) to sell all or a portion of any Company Securities then held by such Founder to TCP at the applicable Call Right Purchase Price (as defined below), payable in cash. The Call Right shall be exercisable by TCP by delivering written notice to the Founders (the “Call Right Notice”) specifying the amount and type of Company Securities to be purchased in connection with such exercise (such Company Securities, the “Called Securities”). As used herein, the term “Call Right Purchase Price” shall mean (i) with respect to any Called Securities that constitute Company Units or Company Common Stock, a per share purchase price equal to the greatest of (A) $10.30, (B) the Preceding VWAP of such Called Securities or (C) the Subsequent VWAP of such Called Securities; and (ii) with respect to any Company Securities that constitute Company Warrants, a per share price equal to the greater of (A) the Preceding VWAP of such Called Securities and (B) the Subsequent VWAP of such Called Securities.

(b)       On the twenty-first (21st) trading day after delivery of the Call Right Notice, TCP shall deliver a written notice to the Founders (the “Call Right Purchase Price Notice”) specifying in reasonable detail the applicable Call Right Purchase Price. TCP and the applicable Founder shall consummate the closing of the purchase of the Called Securities on the next trading day immediately after the date of delivery of the Call Right Purchase Price Notice. Notwithstanding the closing of such purchase or the payment of the applicable Call Right Purchase Price, Founders hereby reserve all rights and remedies with respect to the calculation of the applicable Call Right Purchase Price in accordance with this Section 2.

3.	ROFR.

(a)       After the Closing, if any Founder (i) proposes to sell or otherwise transfer any Company Securities then held by such Founder (other than a distribution of any Company Securities to the beneficial owners of the applicable Founder pursuant to which such beneficial owners agree in writing to be bound by the terms of this Agreement in respect of such distributed Company Securities) (the “Selling Founder”, and such proposed sale and transfer, the “Proposed Transfer”) or (ii) receives a bona fide arms’ length offer (the “Offer”) from a Third Party to purchase any Company Securities then held by such Founder, then, in each case, the Selling Founder shall deliver a written notice (the “ROFR Notice”) to TCP specifying the terms and conditions of the Proposed Transfer or the Offer, as applicable. The ROFR Notice shall constitute an irrevocable offer by the Selling Founder to sell the ROFR Securities (as defined below) to TCP at a purchase price equal to the price contained in, and on the other terms and conditions of, the Proposed Transfer or the Offer, as applicable. As used herein, the term “ROFR Securities” shall mean any Company Securities that are the subject of the Proposed Transfer or the Offer, as applicable.

(b)       On or prior to the fifth (5th) Business Day after receipt of the ROFR Notice, TCP may elect to accept the irrevocable offer set forth in the ROFR Notice to purchase the ROFR Securities and, in such event, shall deliver a written notice of such acceptance to the Selling Founder prior to the expiration of such 5-Business Day period. TCP and the Selling Founder shall consummate the closing of the purchase of the ROFR Securities no later than 30 calendar days after the date of delivery of the ROFR Notice.

(c)       If TCP fails to consummate more than one purchase for which it exercised its rights under this Section 3, this Section 3 shall automatically terminate and shall be of no further force and effect.

4.       Termination. This Agreement shall be automatically terminated and of no further force and effect without any further action by any party hereto immediately upon termination of the Contribution Agreement pursuant to and in accordance with Article VII thereof.

5.       Notices. All notices, consents and other communications hereunder (a) shall be in writing; (b) shall be deemed to have been duly given (i) when delivered by hand or by Federal Express or a similar overnight courier to the address for such party hereto set forth below; (ii) five (5) days after being post-marked by the United States Postal Service enclosed in a postage-prepaid, registered or certified envelope addressed to the address of such party hereto set forth below; or (iii) when successfully transmitted by email to the email address for such party hereto set forth below; and (c) shall be sent to the following addresses or email addresses (or at such other address or email address for a party hereto as shall be specified by like notice; provided, however, that any notice of change of email address shall be effective only upon receipt):

(A)         if to TCP, to:

c/o PSD Partners
19 West 44th Street, Suite 1416
New York, New York 10036
Email: tpriore@pps.io
Attn: Thomas C. Priore

with copy (which shall not constitute notice) to:

Schulte Roth & Zabel LLP
919 Third Avenue
New York, New York 10022
Email: michael.gilligan@srz.com
Attn: Michael E. Gilligan

(B)          if to Founders, to:

c/o Magna Management, LLC
40 Wall Street, 58th Floor
New York, New York 10005
Email: marc.manuel@mag.na
Attn: Marc Manuel

with a copy (which shall not constitute notice) to:

Loeb & Loeb LLP
345 Park Avenue
New York, New York 10154
Email: gcaruso@loeb.com
Attn: Giovanni Caruso

6.       Amendments and Modifications. Any provision of this letter agreement (this “Agreement”) may be amended or modified only by a written instrument signed by each party hereto.

7.       Waiver. No waiver hereunder shall be valid or binding unless set forth in writing and duly executed by the party hereto against whom enforcement of the waiver is sought. Any such waiver shall constitute a waiver only with respect to the specific matter described in such writing and shall in no way impair the rights of the party hereto granting such waiver in any other respect or at any other time. Neither the waiver by any party hereto of a breach of or a default under any provision of this Agreement, nor the failure by any party hereto, on one or more occasions, to enforce any provision of this Agreement or to exercise any right or privilege hereunder, shall be construed as a waiver of any other breach or default of a similar nature, or as a waiver of any such provision, right or privilege hereunder.

8.       Assignment; Parties in Interest. Neither this Agreement nor any rights, interests or obligations hereunder shall be assigned by any party hereto (whether by operation of law or otherwise) without the prior written consent of the other parties hereto, and any purported assignment without such consent shall be null and void ab initio; provided, however, that, notwithstanding the foregoing, TCP may assign any of his rights, interests or obligations hereunder to any of his Affiliates. This Agreement will be binding upon, inure solely to the benefit of and be enforceable by the Parties and their respective successors and permitted assigns.

9.       Governing Law; Jurisdiction; Waiver of Jury Trial.

(d)       This Agreement shall be construed, performed and enforced in accordance with the laws of the State of Delaware (without giving effect to its principles or rules of conflict of laws to the extent such principles or rules would require or permit the application of the laws of another jurisdiction) as to all matters, including matters of validity, construction, effect, performance and remedies.

(e)       Each of the parties hereto irrevocably agrees that any proceeding with respect to this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder brought by any other party hereto or its successors or assigns, shall be brought and determined exclusively in the United State District Court for the District of Delaware or any state court sitting in the City of Wilmington in the State of Delaware. Each of the parties hereto hereby irrevocably submits with regard to any such proceeding for itself and in respect of its property, generally and unconditionally, to the personal jurisdiction of the aforesaid courts and agrees that it will not bring any proceeding relating to this Agreement or the transactions contemplated hereby in any court other than the aforesaid courts. Each of the parties hereto hereby agrees that service of process, summons, notice or document by registered mail addressed to them at its address provided in Section 5 shall be effective service of process against them for any such proceeding brought in any of the aforesaid courts.

(f)       Each of the parties hereto hereby irrevocably waives, and agrees not to assert as a defense, counterclaim or otherwise, in any proceeding with respect to this Agreement, (i) any claim that it is not personally subject to the jurisdiction of the aforesaid courts for any reason other than the failure to serve in accordance with Section 5; (ii) any claim that it or its property is exempt or immune from jurisdiction of any such court or from any proceeding commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise); and (iii) to the fullest extent permitted by the applicable Law, any claim that (A) such proceeding in such court is brought in an inconvenient forum; (B) the venue of such proceeding is improper; or (C) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

(g)       EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY OR CLAIM THAT MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE, IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. THIS WAIVER MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 9 (d) AND EXECUTED BY EACH PARTY HERETO). THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT OR ANY OTHER AGREEMENTS OR DOCUMENTS RELATING TO THE TRANSACTIONS CONTEMPLATED HEREBY. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of the transactions contemplated hereby, including contract claims, tort claims, breach-of-duty claims and all other common law and statutory claims. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

(h)       EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE EITHER OF SUCH WAIVERS; (II) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVERS; (III) IT MAKES SUCH WAIVERS VOLUNTARILY; AND (IV) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.

10.       Counterparts; Effectiveness. This Agreement may be executed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. In the event that any signature to this Agreement is delivered by facsimile transmission or by e-mail delivery of a portable document format (.pdf or similar format) data file, such signature shall create a valid and binding obligation of the party hereto executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by each other party hereto. Until and unless each party hereto has received a counterpart hereof signed by each other party hereto, this Agreement shall have no effect and no party hereto shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication).

11.       Entire Agreement. This Agreement sets forth the entire agreement and understanding of the parties hereto in respect of the matters contemplated hereby and supersedes all prior discussions, negotiations, agreements, arrangements and understandings, whether oral or written, relating to the subject matter hereof. There are no warranties, representations or other agreements between the parties hereto in connection with the subject matter hereof, except to the extent specifically set forth herein.

12.       Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other governmental authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party hereto. Upon such a determination, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties hereto as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

TCP:
/s/ Thomas C. Priore
Thomas C. Priore

[Signature Page to Letter Agreement]

FOUNDERS:

M SPAC LLC

By:	/s/ Joshua Sason
Name: Joshua Sason
Title: Managing Member

M SPAC HOLDINGS I LLC

By:	/s/ Joshua Sason
Name: Joshua Sason
Title: Managing Member

M SPAC HOLDINGS II LLC

By:	/s/ Joshua Sason
Name: Joshua Sason
Title: Managing Member

[Signature Page to Letter Agreement]